UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 14, 2005

SCANSOFT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Centennial Drive
Peabody, Massachusetts 01960
(Address of Principal Executive Offices, including Zip Code)

(978) 977-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Amended and Restated 2000 Stock Plan
Ex-10.2 Amended and Restated 1995 Directors' Stock Option Plan

Item 1.01. Entry into a Material Definitive Agreement.

     On March 14, 2005, ScanSoft, Inc. (the “Company”) held its annual stockholders meeting. At the meeting, the stockholders approved (i) the Company’s amended and restated 2000 Stock Plan (the “2000 Plan”) and (ii) the Company’s amended and restated 1995 Directors’ Stock Option Plan (the “Directors’ Plan”).

     The 2000 Plan, as amended, includes, among other things, the following four amendments: (i) an increase to the number of shares of Common Stock authorized for issuance under the 2000 Plan from 7,250,000 shares to 11,750,000 shares, an increase of 4,500,000 shares; (ii) a provision that causes shares granted pursuant to restricted stock awards and restricted stock units to count against the maximum share limitation under the 2000 Plan as 1.33 shares for every one share granted; (iii) an increase to the limitation on the number of shares of Common Stock that the Company will be able to issue pursuant to awards of restricted stock and restricted stock units from 1,000,000 shares to 4,375,000 shares, an increase of 3,375,000 shares; and (iv) the addition of provisions that will provide the Company with the ability to deduct for federal income tax purposes, if certain requirements are met, equity compensation in excess of $1 million that the Company may pay to certain of the executive officers in any single year pursuant to the 2000 Stock Plan in connection with restricted stock, stock appreciation rights and restricted stock units, as well as options. A copy of the 2000 Plan, as amended, is attached hereto as Exhibit 10.1.

     The Directors’ Plan, as amended, includes, among other things, the following two amendments: (i) an increase to the number of shares of Common Stock authorized for issuance under the Directors’ Plan from 820,000 shares to 1,320,000 shares, an increase of 500,000 shares; and (ii) an extension of the term of the Directors’ Plan from December 13, 2005 to March 14, 2015. A copy of the Directors’ Plan, as amended, is attached hereto as Exhibit 10.2.

     A more extensive discussion of the terms of the 2000 Plan and the Directors’ Plan, each as amended, is set forth in ScanSoft’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Amended and Restated 2000 Stock Plan.

10.2	Amended and Restated 1995 Directors’ Stock Option Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSoft, Inc.
By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Senior Vice President and CFO

Date: March 17, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2000 Stock Plan.

10.2	Amended and Restated 1995 Directors’ Stock Option Plan.